CERTIFICATE OF DESIGNATIONS
                                     OF THE
               SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK
                                ($1.00 Par Value)
                                       OF
                      FORTUNE NATURAL RESOURCES CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

      The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted on January 31, 2002, by the Board of Directors of Fortune Natural Resources Corporation, a Delaware corporation (the "Corporation"), acting pursuant to the provisions of section 141(c) of the General Corporation Law of the State of Delaware:

           RESOLVED, that pursuant to authority expressly granted to and vested in the Board by provisions of the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the issuance of a series of Preferred Stock, par value $1.00 per share, which shall consist of up to 500,000 shares of Preferred Stock designated as Series A Convertible Participating Preferred Stock, at a price of $10.00 per share, be, and the same hereby is, authorized; and

           RESOLVED FURTHER, that none of such stock shall be issued unless not less than 150,000 shares have been subscribed and paid for (the "Minimum Offering"); and

           RESOLVED FURTHER, once the Minimum Offering number of shares have been subscribed and paid for, such shares shall be issued, and thereafter, additional shares shall be issued as soon as they have been subscribed and paid for;

           RESOLVED FURTHER, the Board hereby fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation that may be applicable to the Preferred Stock) as and the Board hereby fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation that may be applicable to the Preferred Stock) as follows:

      Section 1.  Designation; Amount.
                  -------------------

      The designation of such series of the Preferred Stock authorization by this resolution shall be the Series A Convertible Participating Preferred Stock (the "Preferred Stock"). The maximum number of shares of Preferred Stock shall be five hundred thousand (500,000) and the minimum number of shares of Preferred Stock shall be one hundred fifty thousand (150,000) (the "Minimum Issue").

      Section 2.  Dividends.
                  ---------

      Section 2.01.  Cash Dividends.
                     ---------------

      Subject to the possible increase in the percentage rate thereof as provided in Section 2.03, below, holders of shares of Preferred Stock will be entitled to receive, when and as declared by the Board out of assets of the Corporation legally available for payment, an annual cash dividend equal to 8% of the Stated Value of such shares (as defined in Section 5, below), payable in arrears in quarterly installments on March 31, June 30, September 30 and December 31, commencing March 31, 2002 (each a "dividend payment date"). In addition, holders of shares of Preferred Stock will be entitled to receive the Participating Dividend described in Section 2.02, below. Payment of such dividends shall be made in accordance with the procedures set forth in Section 2.04, below.

      Section 2.02.  Participating Dividends.
                     -----------------------

      So long as any of the Preferred Stock is outstanding, in addition to the cash dividends provided for in Section 2.01, holders of the Preferred Stock shall be entitled to receive Participating Dividends equal, in the aggregate, to 3% of the Net Participating Revenue (as defined below); provided that such percentage shall be proportionately adjusted in accordance with the following formula if fewer than or more than 400,000 shares of Preferred Stock are issued:

                     P =  3% x N/400,000

where:

      P = the adjusted percentage
      N = number of shares of Preferred Stock outstanding from time to time.

Such Participating Dividend shall be payable (a) in arrears on each dividend payment date (as defined in Section 2.01, above), out of revenues actually received during the quarter preceding the quarter in which the Participating Dividend is paid, commencing on the first dividend payment date following the first quarter in which the Corporation has Net Participating Revenue, and (b) in proportion to the number of shares held by each such holder to the total shares of Preferred Stock outstanding.

      As used herein, "Net Participating Revenue" means the total revenues derived by the Corporation during a calendar quarter from producing exploration and development oil and gas wells in the Onshore Exploration Program (as defined below), less applicable severance taxes.

      As used herein, "Onshore Exploration Program" means any oil and gas prospects within the areas of mutual interest derived from the proprietary, re-processed Exxon seismic data in which the Corporation has a working (or other) interest pursuant to an Exploration Agreement dated as of February 1, 2002, among the Corporation, Prime Operating Company, Channel Exploration, LLC, Cymraec Exploration, Inc. and parties identified as the "Seismic Partners" therein.

      Section 2.03.  Procedure; Payment.
                     ------------------

      Cash dividends on the Preferred Stock payable under Section 2.01 will be cumulative and shall accrue, without interest, from the date of initial issuance of the Preferred Stock. Cash dividends will be payable to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than ten (10) days preceding the payment dates thereof, as shall be fixed by the Board (a "Record Date"). The holders of shares of the Preferred Stock shall not be entitled to any dividends other than cash dividends or Participating Dividends as provided for in this Section 2. When cash dividends are not paid in full upon the Preferred Stock and any other Parity Preferred Stock (as defined in Section 11 below), all dividends declared upon shares of Parity Preferred Stock will be declared pro rata so that in all cases the amount of dividends declared per share on the Preferred Stock and such other Parity Preferred Stock shall bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of Preferred Stock and such other Parity Preferred Stock bear to each other. Except as set forth in the preceding sentence, unless full cumulative cash dividends on the Preferred Stock have been paid, no dividends other than in Common Stock of the Corporation may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock; provided, however, that any monies theretofore deposited in any sinking fund with respect to any preferred stock of the Corporation in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund regardless of whether at the time of such application full cumulative dividends upon shares of the Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Preferred Stock as to dividends). Dividends payable for any partial dividend period shall be calculated on the basis of a three hundred sixty-day (360-day) year of twelve
(12) thirty-day (30-day) months. As used herein, the term "Common Stock" shall mean the common stock, $.01 par value, of the Corporation as the same exists at the date of this Certificate of Designations or as such stock may be constituted from time to time. Nothing in this Section 2.03 shall prohibit the payment of Participating Dividends to the extent payable on the Preferred Stock.

      Section 3.  Liquidation Rights.
                  ------------------

      The shares of Preferred Stock shall rank prior to the shares of Common Stock and the shares of any other class of stock of the Corporation ranking junior to the Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to TEN DOLLARS ($10.00) per share (the "Liquidation Preference" of a share of Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid on the shares of Preferred Stock to the date of final distribution. After payment of the full amount of the Liquidation Preference and such dividends, the holders of shares of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were payable in full. For purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

      Section 4.  Conversion.
                  ----------

      Section 4.01 Conversion Privilege; Conversion Price;
                   Stock Purchase Warrants.
                   ---------------------------------------

      Subject to and upon compliance with the provisions of this Section 4, each share of Preferred Stock shall, at the option of the holder, be convertible at any time into that number of fully paid and non-assessable shares of Common Stock obtained by dividing the Liquidation Preference of such share of Preferred Stock being converted by the Conversion Price, determined as hereinafter provided, and by surrender of such share so to be converted, such surrender to be made in the manner provided in Section 4.02; provided, however, that the right to convert shares called for redemption pursuant to Section 8 shall terminate at the close of business on the fifth (5th) business day prior to the date fixed for such redemption, unless the Corporation shall default in making payment of the amount payable upon such redemption. The price at which Common Stock shall be delivered upon conversion (the "Conversion Price") shall be $0.75 (the "Conversion Price") and shall be adjusted as hereinafter provided.

      The right to convert the shares of Preferred Stock as provided in Section 5 is in addition to the conversion rights provided for in Section 4.01.

      Section 4.02  Conversion Procedure.
                    --------------------

      To convert shares of Preferred Stock, a Holder must:

      (1) deliver a completed and signed written notice of election to convert specifying the number (in whole shares) of the shares of Preferred Stock to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued to the conversion agent for the Preferred Stock appointed for such purpose by the Corporation (the "Conversion Agent");

      (2) surrender the certificate representing such shares of Preferred Stock to the Conversion Agent;

      (3) furnish appropriate endorsement and transfer documents, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney; and

      (4)  pay any  transfer  or similar  tax  required  by Section
           4.04.

      The date on which the Holder satisfies all such requirements is the "Conversion Date". As soon as practicable thereafter, the Corporation shall deliver through the Conversion Agent a certificate for the number of shares of Common Stock issuable upon such conversion, a certificate for the number of Stock Purchase Warrants issuable upon such conversion and a check for any fractional shares of Common Stock. The person in whose name the certificates are registered or in whose name the shares of Common Stock and Stock Purchase Warrants are issued if other than the registered Holder of such shares of Preferred Stock shall be treated as a shareholder of record of the Corporation on and after the Conversion Date.

      The holders of shares of Preferred Stock at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares (except that holders of shares called for redemption on a redemption date between such record date and the dividend payment date shall not be entitled to receive such dividend on such dividend payment date) on the corresponding dividend payment date notwithstanding the conversion thereof or the Corporation's default in payment of the dividend due on such dividend payment date. A holder of shares of Preferred Stock on a dividend payment record date who (or whose transferee) tenders any of such shares for conversion into shares of Common Stock on a dividend payment date will receive the dividend payable by the Corporation on such shares of Preferred Stock on such date, and the converting holder need not include payment in the amount of such dividend upon surrender of shares of Preferred Stock for conversion. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon such conversion.

      Upon surrender of a certificate representing shares of Preferred Stock that is converted in part, the Corporation shall issue and the Conversion Agent shall authenticate for the holder a new certificate representing shares of Preferred Stock equal in number to the unconverted portion of the shares of Preferred Stock surrendered.

      If the last day on which shares of Preferred Stock may be converted is a Legal Holiday (as defined below) in a place where a Conversion Agent is located, the shares of Preferred Stock may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, or a day on which banking institutions in the relevant jurisdiction are not required to be open.

      Section 4.03.  Fractional Shares.
                     -----------------

      The Corporation will not issue a fractional share of Common Stock upon conversion of shares of Preferred Stock. If more than one (1) share of the Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares that shall be issuable upon conversion shall be equal to the number obtained by multiplying the aggregate number of shares of the Preferred Stock so surrendered by the Liquidation Preference, or Stated Value (as hereinafter defined) in the case of a conversion pursuant to Section 5, and dividing such product by the then current Conversion Price. Instead of any fractional interest in a share of Common Stock that would otherwise be issuable upon conversion of any shares of the Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest to the nearest one-hundredth (.01) of a share in an amount equal to the Market Price (as defined below) of such fractional interest on the day immediately preceding the Conversion Date (or, if such day is not a trading day, then on the immediately preceding trading day). As used herein, "Market Price" means, as of a particular date, the closing sales price of the Common Stock (or if no sale price is quoted, the average on the close of trading on such date of the high and low bid prices) as reported by the principal national stock exchange on which the Common Stock is listed or, if the Common Stock is not listed on a national stock exchange, as reported by NASDAQ, any regional stock exchange or the National Quotation Bureau Incorporated or any successor thereof.

      Section 4.04.  Taxes on Conversion.
                     -------------------

      If a Holder of shares of Preferred Stock converts them, the Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax that is due because the shares of Common Stock are issued in a name other than the Holder's name.

      Section 4.05.  Corporation to Provide Stock.
                     ----------------------------

      The Corporation shall at all times reserve and have available, free from preemptive rights, enough shares of Common Stock to permit the conversion of the shares of Preferred Stock.

      Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the shares of Preferred Stock, the Corporation will take all corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

      All shares of Common Stock that may be issued upon conversion of the shares of Preferred Stock shall be validly issued, fully paid and nonassessable.

      The Corporation covenants that if any shares of Common Stock to be provided for the purpose of conversion of shares of Preferred Stock hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

      The Corporation further covenants that if at any time the Common Stock shall be listed on the American Stock Exchange, the New York Stock Exchange or any other national securities exchange or reported by the NASDAQ National Market System, the Corporation will, if permitted by the rules of such exchange or the NASDAQ National Market System, use all reasonable efforts to list and keep listed or reported, so long as the Common Stock shall be so listed on such exchange or reported by the NASDAQ National Market System, all Common Stock issuable upon conversion of the shares of Preferred Stock.

      Section 4.06.  Adjustment for Change in Capital Stock.
                     --------------------------------------

      If the Corporation:

      (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

      (2) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock;

      (3) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

      (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

      (5) issues by reclassification of its Common Stock any shares of its capital stock,

then the conversion privilege and the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of shares of Preferred Stock thereafter converted may receive the number of shares of capital stock of the Corporation that such Holder would have owned immediately following such action if such Holder had converted the shares of Preferred Stock immediately prior to such action.

      Subject to Section 4.11, the adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

      If after an adjustment a holder of shares of Preferred Stock, upon conversion of such shares of Preferred Stock, may receive two (2) or more classes of capital stock of the Corporation, the Board shall determine the allocation of the adjusted Conversion Price between the classes of capital stock. After such allocation, the conversion privilege and the Conversion Price with respect to each class of capital stock shall thereafter be subject to adjustment on terms comparable to those with respect to Common Stock in this
Section 4.

      Section 4.07.  Adjustment for Other Distributions.
                     ----------------------------------

      If the Corporation distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Corporation, the Conversion Price shall be adjusted in accordance with the formula:

                                      (M  -  F)
                                      ---------
                     C'  =  C    x         M

where:

      C' =  the adjusted Conversion Price.

      C  =  the current Conversion Price.

      M = the Current Market Price per share of Common Stock on the record date mentioned below.

      F = the fair market value on the record date of the assets, debt securities, rights or warrants applicable to one share of Common Stock. The Board shall determine the fair market value.

      Subject to Section 4.10, the adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

      Section 4.08.  Adjustment for Repurchases.
                     --------------------------

      In the event the Corporation shall repurchase or redeem any of its outstanding Common Stock at a premium over the Market Price per share on the next trading day immediately following the consummation of such repurchase or redemption (a "Repurchase"), then and in the case of each Repurchase the Conversion Price in effect immediately prior thereto shall be adjusted in accordance with the formula:

                                            (O x M) - P
                                            -----------
                     C' =  C  x  (O - N)  x      M

where:

      C'  =   the adjusted Conversion Price.

      C   =   the current Conversion Price.

      O   =   the number of shares of Common Stock outstanding immediately before such Repurchase.

      M   =   the Market Price per share of Common Stock on the next trading day immediately following the consummation of such Repurchase.

      P   =   the aggregate purchase price of the Repurchase.

      N   =   the number of shares of Common Stock repurchased or redeemed.

      Subject to Section 4.10, such adjustment shall be made whenever any such events shall happen, but shall also be effective retroactively as to shares of Preferred Stock converted between the record date of any such event and the date of the happening of any such event; provided, however, that the Conversion Price shall not be so adjusted with respect to any Repurchase at a premium of less than fifteen percent (15%) over the Market Price per share on the next trading day immediately following consummation of such Repurchase until such time as the Corporation shall have made Repurchases in one or more transactions aggregating twenty percent (20%) of its Common Stock outstanding on December 31, 2001 (it being understood, however, that a Repurchase, regardless of the premium, if any, that results in aggregate Repurchases exceeding twenty percent (20%) shall itself cause the Conversion Price to be adjusted with respect to such portion of such Repurchase that causes the aggregate of all Repurchases to exceed such percentage). For purposes of calculating whether Repurchases aggregating twenty percent (20%) of the Corporation's outstanding Common Stock on December 31, 2001, have been made, (i) any Repurchase at a premium of fifteen percent (15%) or more over the Market Price per share on the next trading day immediately following consummation of such Repurchase and for which an adjustment to the Conversion Price has been made pursuant to this Section 4.09 shall not be included in such calculation and (ii) any Repurchase at a premium of less than fifteen percent (15%) over the Market Price per share on the next trading day immediately following the consummation of such Repurchase that is made subsequent to a stock split or stock dividend by the Corporation shall be included in such calculation except that the number of shares in such Repurchase shall be deemed to be that number of shares that would have been so repurchased or redeemed if the effects of each and every stock split or stock dividend that occurs during the period that commences on December 31, 2001, and ends on the date of such Repurchase were reversed.

      Section 4.09.  Current Market Price.
                     --------------------

      For purposes of Sections 2.01, 4.01, 4.07 and 4.08, the current market price per share of Common Stock (the "Current Market Price") on any date is the average of the Market Prices of the Common Stock for thirty (30) consecutive trading days commencing forty-five (45) trading days before the date in question.

      Section 4.10.  When Adjustment May be Deferred.
                     -------------------------------

      No adjustment in the Conversion Price need be made pursuant to Sections 4.06, 4.07, or 4.08 unless the adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price. Any adjustments that are not made pursuant to Sections 4.06, 4.07, or 4.08 shall be carried forward and taken into account in the calculation of any subsequent adjustment pursuant to Sections 4.06, 4.07, or 4.08.

      All calculations under Section 4 shall be made to the nearest cent or to the nearest one-one-hundredth (1/100th) of a share of Common Stock, as the case may be.

      Section 4.11.  When No Adjustment Required.
                     ---------------------------

      No adjustment need be made for rights to purchase Common Stock pursuant to a Corporation plan for reinvestment of dividends or interest.

      No adjustment need be made for a change in the par value or no par value of the Common Stock.

      To the extent the shares of Preferred Stock become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

      Section 4.12.  Notice of Adjustment.
                     --------------------

      Whenever the Conversion Price is adjusted, the Corporation shall promptly mail to holders of the Preferred Stock a notice of the adjustment. The Corporation shall file with the Conversion Agent a certificate from the Corporation's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. Absent manifest error, the certificate shall be conclusive evidence that the adjustment is correct.

      Section 4.13.  Voluntary Reduction.
                     -------------------

      The Corporation from time to time may make such reductions in the Conversion Price, in addition to those required by Section 4, as it considers to be advisable in order to avoid or diminish any income tax to any holder of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Corporation shall have the power to resolve any ambiguity or correct any error in Section 4, and its actions in so doing shall be final and conclusive.

      Whenever the Conversion Price is reduced, the Corporation shall mail to stockholders of the Preferred Stock a notice of the reduction. The Corporation shall mail the notice at least 15 days before the date the reduced Conversion Price takes effect. The notice shall state the reduced Conversion Price and the period it will be in effect.

      A voluntary reduction of the Conversion Price does not change or adjust the Conversion Price otherwise in effect for purposes of Sections 4.6 through 4.08.

      Section 4.14  Notice of Certain Transactions.
                    ------------------------------

      If:

      (1) the Corporation takes any action that would require an adjustment in the Conversion Price pursuant to Section 4.06, 4.07, or 4.08;

      (2)  there is pending a Corporate Change or Ownership Change; or

      (3)  there is a liquidation or dissolution of the Corporation,

the Corporation shall cause to be filed with the Conversion Agent and shall mail to holders of the Preferred Stock a notice stating the proposed record date (or other applicable determination date) for a dividend or distribution or the proposed effective date of a subdivision, combination, consolidation, merger, transfer, lease, liquidation, dissolution or Corporate Change or Ownership Change and stating the alternative rights of such holders under Section 4 and
Section 5. The Corporation shall mail the notice at least fifteen (15) days before such date and thirty (30) days before such date in the case of a Corporate Change or Ownership Change. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

      Section 4.15.  Rights Upon Consolidation or Merger.
                     -----------------------------------

      If either of the following shall occur, namely:

      (1) any consolidation or merger to which the Corporation is a party, other than a consolidation or merger in which the Corporation is a continuing corporation and that does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or

     (2) any sale or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety,

then the Board shall, by resolution (a copy of which shall be filed with the Conversion Agent) adopted with respect thereto, provide (i) that the holder of each share of the Preferred Stock then outstanding shall have the right to convert such share into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such share of the Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and (ii) that there be adjustments thereafter as nearly equivalent as may be practicable to the adjustments provided for in this Section
4. The provisions of this Section 4.15 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

      Section 4.16.  Automatic Conversion.
                     --------------------

      If at any time while the Preferred Stock remains outstanding, the Market Price of the Common Stock for any ten (10) consecutive trading day period equals or exceeds 100% of the Conversion Price (as determined above), all of the Preferred Stock then outstanding shall be converted into shares of Common Stock at the then applicable Conversion Price in accordance with the provisions of this Section 4.

      Section 4.17.  Corporation Determination Final.
                     -------------------------------

      Any determination that the Corporation or the Board of Directors must make pursuant to Section 4.05, 4.06, 4.07, 4.08, 4.11 or 4.15 is conclusive.

      Section 4.18.  Automatic Conversion.
                     --------------------

      If at any time, the closing price of the Common Stock is more than $1.50 for a period of ten (10) consecutive trading days, the Preferred Stock shall automatically convert into shares of Common Stock on the same basis as set forth in Section 4.01 above.

      Section 5. Special  Conversion  Rights Upon Corporate Change
                 or Ownership Change.
                 -------------------------------------------------

      If a Corporate Change (as defined below) should occur with respect to the Corporation, each holder of shares of the Preferred Stock shall have the right, at the holder's option, for a period of forty-five (45) days after the mailing of a notice by the Corporation that a Corporate Change has occurred, to convert all, but not less than all, of such holder's shares of the Preferred Stock into Marketable Stock (as defined below) with an Applicable Value (as defined below) equal to the Stated Value (as defined below) of the Preferred Stock so converted. The Corporation or successor corporation may, at its option, in lieu of providing Marketable Stock upon any such conversion, provide the holders who have elected to convert under this Section 5 with cash equal to the Stated Value of the Preferred Stock for which conversion was elected; provided that any such election by the Corporation shall apply to all shares of the Preferred Stock for which the special conversion was elected. Shares of the Preferred Stock that are not converted as provided above will remain convertible into the kind and amount of securities, cash or other assets that the holders of the shares of the Preferred Stock would have owned immediately after the Corporate Change if the holders had converted the shares of the Preferred Stock immediately before the effective date of the Corporate Change.

      If an Ownership Change (as defined below) should occur with respect to the Corporation, each holder of a share of the Preferred Stock shall have the right, at the holder's option, for a period of forty-five (45) days after the mailing of a notice by the Corporation that an Ownership Change has occurred, to convert all, but not less than all, of such holder's shares of the Preferred Stock, into Common Stock of the Corporation with an Applicable Value equal to the Stated Value of the Preferred Stock so converted. The Corporation may, at its option, in lieu of providing Common Stock upon any such conversion, provide the holders who have elected to convert under this Section 5 with cash equal to the Stated Value of the shares of Preferred Stock, for which the special conversion was elected, would have been converted; provided that any such election by the Corporation shall apply to all shares of the Preferred Stock for which the special conversion was elected.

      The conversion right provided in this Section 5 arising upon an Ownership Change will only be applicable with respect to the first Ownership Change that occurs after the date hereof.

      If a Corporate Change or an Ownership Change shall occur, within 30 days after the occurrence of such Corporate Change or Ownership Change, the Corporation shall mail to each registered holder of a share of Preferred Stock a notice (the "Special Conversion Notice") setting forth details regarding the right of the holders to convert their shares of Preferred Stock as a result of such Corporate Change or Ownership Change, as the case may be. The holder of a share of Preferred Stock must exercise such conversion right within the forty-five-day (45-day) period after the mailing of the Special Conversion Notice by the Corporation. Such right must be exercised in accordance with
Section 4.02, provided that the Conversion Date for shares converted shall be the forty-fifth (45th) day after the mailing of the Special Conversion Notice. Within five (5) business days thereafter, the Corporation shall deliver a certificate for the Marketable Stock issuable upon such conversion with a check for any fractional shares otherwise issuable or the cash equal to the Stated Value of the Preferred Stock, if the Corporation has so elected. Exercise of such conversion right shall be irrevocable and no dividends on the shares of Preferred Stock tendered for conversion shall accrue from and after the Conversion Date.

      The Special Conversion Notice shall state:

      1.   the event constituting the Corporate Change or Ownership Change;

      2.   the Conversion Date;

      3.   the Applicable Value;

      4. the Conversion Price then in effect under Section 4 and the continuing conversion rights, if any, under Section 4;

      5.   the name and address of the Paying Agent and  Conversion Agent;

      6. that holders who want to convert shares of Preferred Stock must satisfy the requirements of Sections 4.02 and 4.04 and must exercise such conversion right within the forty-five-day (45-day) period after the mailing of such notice by the Corporation;

      7.   that  exercise  of  such   conversion   right  shall  be irrevocable
           and no dividends on shares of Preferred Stock (or portions thereof) tendered for conversion shall accrue from and after the Conversion Date; and

      8. that the Corporation may, at its option, pay cash equal to the Stated Value of all shares of Preferred Stock for which the special conversion was elected.

      As used herein, a "Corporate Change" with respect to the Corporation shall be deemed to have occurred at such time as the Corporation shall enter into any transaction of acquisition, merger, consolidation or amalgamation, or shall convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in the present method of conducting business, which acquisition, merger, consolidation, amalgamation, sale, lease, transfer, or disposition does not otherwise under the terms hereof result in an adjustment in the Conversion Price, except:

           (i) any Subsidiaries of the Corporation may be merged or consolidated with or into the Corporation (provided that the Corporation shall be the continuing or surviving corporation) or with or into any one (1) or more wholly-owned Subsidiaries of the Corporation (provided that the wholly-owned Subsidiary shall be the continuing or surviving corporation); and

           (ii) any wholly-owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Corporation or a wholly-owned Subsidiary of the Corporation;

A Corporate Change will not, however, be deemed to occur with respect to any transaction in which the consideration received by the holders of Common Stock of the Corporation consists solely of Marketable Stock.

      As used herein, an "Ownership Change" with respect to the Corporation shall be deemed to have occurred at such time as any person, together with its Affiliates (as defined below) and Associates (as defined below) is or becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the outstanding Common Stock of the Corporation pursuant to a transaction that does not constitute a Corporate Change with respect to the Corporation. As used herein, "Affiliate" means, as applied to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with, such person and "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"), as in effect on the date hereof.

      As used herein, a person shall be deemed to have "beneficial ownership" with respect to, and shall be deemed to "beneficially own," any securities of the corporation in accordance with Section 13 of the Exchange Act and the rules and regulations (including Rule 13d-3, Rule 13d-5 and any successor rules) promulgated by the Securities and Exchange Commission thereunder; provided that a person shall be deemed to have beneficial ownership of all securities that any such person has a right to acquire whether such right is exercisable immediately or only after the passage of time and without regard to the sixty-day (60-day) limitation referred to in Rule 13d-3.

      As used herein, the term "Marketable Stock" shall mean Common Stock or common stock of any corporation that is the successor to all or substantially all of the business or assets of the Corporation as a result of a Corporate Change, as the case may be, that is (or will, upon distribution thereof, be) listed on a national securities exchange or approved for quotation in the NASDAQ National Market System or any similar system of automated dissemination of quotations of securities prices in the United States.

      As used herein, the "Applicable Value" of a share of the Common Stock or a share of common stock of a corporation that is the successor to all or substantially all of the business and assets of the Corporation as the result of a Corporate Change, shall be the higher of the Market Value or the Reference Value.

      As used herein, the "Market Value" of a share of the Common Stock or a share of common stock of a corporation that is the successor to all or substantially all of the business and assets of the Corporation as the result of a Corporate Change, shall be ninety-five per cent (95%) of the average of the Market Price of such common stock for the five (5) business days ending on the last business day preceding the date of Corporate Change or Ownership Change.

      As used herein, the "Stated Value" of Preferred Stock converted during the forty-five-day (45-day) period following the occurrence of a Corporate Change or an Ownership Change, shall mean the Liquidation Preference (as provided in Section 3 hereof) of the Preferred Stock so converted, together with any accrued and unpaid dividends to the Conversion Date.

      As used herein, the term "Reference Value" shall initially mean $1.00 per share; provided, in the event of any adjustment to the Conversion Price pursuant to Sections 4.06, 4.07, and 4.08, the Reference Value shall also be adjusted so that the ratio of the Reference Value to the Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of $1.00 to the initial Conversion Price (without giving effect to any adjustment); provided, further, if the Market Value of a share of common stock of a corporation that is the successor to all or substantially all of the business and assets of the Corporation as the result of a Corporate Change is less than the Reference Value (as calculated above), then the Reference Value shall be equal to the amount determined by multiplying the Market Value per share of such successor corporation's common stock by a fraction of which the numerator shall be the Reference Value of the Common Stock (as calculated above) and the denominator shall be the Market Value of the Common Stock.

      Except where inconsistent with the provisions of this Section 5, the procedures in Section 4 shall apply to any conversion under Section 5.

      Section 6.  Status of Converted or Redeemed Shares.
                  --------------------------------------

      Upon any conversion of shares of Preferred Stock under Sections 4 or 5 or redemption of shares of Preferred Stock under Section 8, the shares of Preferred Stock so converted or redeemed shall have the status of authorized and unissued shares of preferred stock, and the number of shares of preferred stock that the Corporation shall have authority to issue shall not be decreased by the conversion or redemption of shares of Preferred Stock; provided, however, such converted or redeemed shares may not be reissued as shares of Preferred Stock.

      Section 7.  Voting Rights.
                  -------------

      The holders of shares of Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

      Section  7.01  Right to Elect Directors; Voting on Other Matters.
                     --------------------------------------------------

      If and whenever at any time or times dividends payable on the Preferred Stock shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for two consecutive quarterly periods, then the number of directors of the Corporation shall automatically be increased by two (2), and the holders of the shares of the Preferred Stock shall possess full voting powers (to the exclusion of the holders of all other series and classes of capital stock of the Corporation), voting as a single class, to elect two (2) new directors to fill such vacancies, the remaining directors to be elected by any other series or class of stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing directors. Such voting right to elect directors shall continue until such time as all cumulative dividends accumulated on all the Preferred Stock shall have been paid in full plus the dividends payable on four additional consecutive dividend payment dates, at which time such voting right of the holders of the Preferred Stock shall terminate, subject to revesting in the event of each and every subsequent event of default of the character indicated above.

      Whenever such voting right shall have vested, such right may be exercised initially either at a special meeting of the holders of the Preferred Stock, called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at each successive annual meeting.

      At any time when such voting right shall have vested in the holders of the Preferred Stock, and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of the holders of record of ten percent (10%) in number of shares of the Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Preferred Stock for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding of annual meetings of stockholders of the Corporation, or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within thirty (30) days after the personal service of such written request upon the Secretary of the Corporation, or within thirty (30) days after mailing the same within the United States of America, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of ten percent (10%) in number of shares of the Preferred Stock then outstanding may designate in writing one (1) of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this Section
7.01. Any holder of the Preferred Stock shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this section. Notwithstanding the provisions of this section, however, no such special meeting shall be called during a period within ninety (90) days immediately preceding the date fixed for the next annual meeting of stockholders.

      At any meeting held for the purpose of electing directors at which the holders of the Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the then outstanding shares of the Preferred Stock shall be required and be sufficient to constitute a quorum of the Preferred Stock for the election of directors by the preferred stock. At any such meeting or adjournment thereof (A) the absence of a quorum of holders of the Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of the Preferred Stock and the absence of a quorum or quorums of the holders of any other series or class of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Preferred Stock and (B) in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such series or class shall have the power to adjourn the meeting for the election of directors that the holders of such series or class are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

      The directors first elected pursuant to this Section 7.01 at a special meeting shall serve until the next annual meeting or until their respective successors shall be elected and shall qualify, and upon election at an annual meeting, each such director shall be elected for a staggered term in accordance with the Certificate of Incorporation of the Corporation; provided, however, that when the right of the holders of the Preferred Stock to elect a director as herein provided shall terminate, the term of office of such persons so elected by the holders of the Preferred Stock shall terminate, and the number of directors of the Corporation shall thereupon be such number as may be provided in the Certificate of Incorporation and Bylaws of the Corporation irrespective of any increase made pursuant to this Section 7.01.

      Except as provided in the next preceding Section and other than removal for cause, the directors elected by the holders of shares of Preferred Stock shall (subject to the provisions of any applicable law) be subject to removal only by the vote of the holders of the majority of the shares of Preferred Stock voting together as a single class. Any vacancy in the Board occurring by reason of such removal or otherwise may be filled by a vote of a majority of the shares of Preferred Stock, voting together as a single class, in person or by proxy at a meeting of stockholders called and held in accordance with the provisions set forth above, and, if not so filled, such vacancy shall (subject to the provisions of any applicable law) be filled by the remaining director elected by the holders of the shares of Preferred Stock.

      So long as any shares of Preferred Stock are outstanding, the Corporation shall maintain at least two (2) available position on the Board within the limits established by the Corporation's Certificate of Incorporation or Bylaws.

      In addition to the right to elect directors as hereinabove provided in this Section 7.01, until the cumulative dividends accumulated on the Preferred Stock shall have been paid in full, the holders of the Preferred Stock shall also have the right to vote on all matters presented to a vote of the holders of the Common Stock, each share of Preferred Stock equaling thirteen and one-third (13-1/3) shares of the Common Stock.

      Section 7.02   Special Voting Rights.
                     ---------------------

      So long as any shares of the Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation, without the affirmative vote of the holders of at least sixty-six and two-thirds (66 2/3%) in number of shares of the Preferred Stock then outstanding, (A) create any series or class of stock ranking prior to the Preferred Stock either as to dividends or upon liquidation or increase the authorized number of shares of any series or class of stock ranking prior to the Preferred Stock either as to dividends or upon liquidation,
(B) amend, alter or repeal any of the provisions of the Certificate of Incorporation (including this resolution) so as to affect adversely the preferences, special rights or powers of the Preferred Stock or (C) authorize any reclassification of the Preferred Stock.

      So long as any shares of the Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation, without the affirmative vote of the holders of at a majority in number of shares of the Preferred Stock then outstanding, create any series or class of Parity Preferred Stock (as defined in Section 11 below).

      Section 8.  Redemption at Option of Corporation.
                  -----------------------------------

      Section 8.01  Redemption.
                    ----------

      The shares of the Preferred Stock may be redeemed for cash at the option of the Corporation, as a whole, or from time to time, in part, at any time upon not less than thirty (30) nor more than sixty (60) days' prior notice mailed to the holders of the shares to be redeemed, as provided for in Section 8.02, at a redemption price of $25.00 per share of Preferred Stock, together with an amount equal to all cash dividends (whether or not earned or declared) accumulated and unpaid to the effective date fixed for redemption (the "Redemption Date").

      If full cumulative dividends on the Preferred Stock have not been paid or the funds necessary for the payment thereof shall not have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders thereof, the Preferred Stock may not be redeemed in whole or in part and the Corporation may not purchase or acquire any shares of the Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Preferred Stock. If less than all the outstanding shares of Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by the Corporation and shall be a pro rata proportion of the shares of Preferred Stock of all holders of Preferred Stock.

      If a notice of redemption has been given pursuant to Section 8.02 and if, on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the Redemption Date dividends shall cease to accrue on the shares of Preferred Stock to be redeemed, and at the close of business on the Redemption Date the holders of such shares shall cease to be stockholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time. Any funds that have been deposited by the Corporation, or on its behalf, with a paying agent or segregated and held in trust by the Corporation for the redemption of shares converted into Common Stock on or prior to the Redemption Date shall (subject to any right of the holder of such shares to receive the dividend payable thereon as provided in Section 11 immediately upon such conversion be returned to the Corporation or, if then held in trust of the Corporation, shall be discharged from such trust.

      Section 8.02  Notice.
                    ------

      Not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, a notice shall be given by first class mail, postage prepaid, to the holders of record of the shares of the Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation, specifying the Redemption Date, the place where certificates for shares of the Preferred Stock are to be surrendered and stating that dividends on shares of the Preferred Stock will cease to accrue on and after the Redemption Date, but neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice that was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. Notwithstanding the foregoing, if notice of redemption has been given pursuant to this Section 8.02 and any holder of shares of the Preferred Stock shall, prior to the close of business on the last business day preceding the redemption date, give written notice to the Corporation pursuant to Section 4 of the conversion of any or all of the shares to be redeemed that are held by such holder, accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Corporation, and any necessary transfer tax payment, as required by Section 4 hereof, then such redemption shall not become effective as to such shares to be converted and such conversion shall become effective as provided in Section 4 hereof.

      Section 8.03  Limitation on Redemption.
                    ------------------------

      If on the Redemption Date the Corporation has failed to pay or set aside, separate and apart from its other funds in trust for the pro rata benefit of the holders of shares of the Preferred Stock, all dividends accrued and unpaid on shares of the Preferred Stock, then no shares of the Preferred Stock shall be redeemed.

      Section 9.  Registration Rights.
                  -------------------

      Within 90 days after the last date on which the Preferred Stock is offered for purchase by the Corporation, the Corporation shall file a registration statement under the Securities Act of 1933, as amended, and use its best efforts to make such registration statement effective, and shall use its best efforts to qualify or otherwise comply under applicable blue sky or other state securities laws, with respect to the Common Stock into which the Preferred Stock is convertible so as to permit or facilitate the sale and distribution of all or a portion of such Common Stock by the holders thereof.

      Section 10.   Additional Rights of Holders.
                    ----------------------------

      Section 10.01.  Accountings by Corporation.
                      --------------------------

      Concurrently with each dividend payment date, commencing with the quarter ended June 30, 2002, and continuing through the quarter ended December 31, 2003, the Corporation shall provide to the Holders of the Preferred Stock an accounting of its expenditures in conducting operations on the Onshore Exploration Program up through the prior quarter. If the Corporation has not expended at least the amount specified in the following table in conducting operations on the Onshore Exploration Program during such period, the cash dividend provided for in Section 2.01 shall be increased to 12% per annum effective January 1, 2004, payable on each dividend payment date thereafter, commencing March 31, 2004. The amounts to be expended are:

      Shares of Preferred Stock Issued         Expenditure Amount

               150,000                             $  800,000
               175,000                             $1,025,000
               200,000                             $1,250,000
               225,000                             $1,475,000
               250,000                             $1,700.000
               275,000                             $1,925,000
               300,000                             $2,150,000
               325,000                             $2,375,000
               350,000                             $2,600,000
               375,000                             $2,825,000
               400,000                             $3,050,000

      Section 10.02.   Right of Audit.
                       --------------

      The holders of record of ten percent (10%) in number of shares of the Preferred Stock may request an audit of each of the following upon not less than thirty (30) days' written notice to the Chief Financial Officer of the
Corporation: (a) the Corporations' expenditures in conducting operations on the Onshore Exploration Program as provided in Section 10.01; and (b) the calculation of the Net Participating Revenues used in determining the participating dividends as provided in Section 2.02. Such audit shall be conducted at the expense of such holders (including payment of any out-of-pocket costs incurred by the Corporation in preparing for and attending any such audit, which the Corporation shall have the right to do in its sole discretion) by such certified public accountants as such holders may designate during normal business hours at the offices of the Corporation; provided that the right of audit granted under this Section 10.02 may not be exercised more frequently than once in any twelve (12) month period.

      Section 11.  Actions not Requiring Consent.
                   -----------------------------

      No consent of the holders of the Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation not ranking prior as to dividends or upon liquidation to the Preferred Stock or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

      Section 12.  Permitted Amendments.
                   --------------------

      Subject to the provisions of Section 8 hereof, the Board reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares that constitute the Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

      Section 13.  Rank.
                   ----

      For the purposes of this resolution, any stock of any series or class of the Corporation shall be deemed to rank:

           (a) prior to shares of the Preferred Stock, either as to dividends or upon liquidation, if the holders of stock of such series or class shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Preferred Stock;

           (b) on a parity with shares of the Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof be different from those of the Preferred Stock, if the holders of stock of such series or class shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock and the holders of shares of Preferred Stock (the term "Parity Preferred Stock" being used to refer to any stock on a parity with the shares of Preferred Stock, either as to dividends or upon liquidation as the context may require); and

           (c) junior to shares of the Preferred Stock, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of the Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock of such class or classes.

           The Preferred Stock shall rank prior to all shares of capital stock of the Corporation outstanding at the time of issuance of the Preferred Stock, including the Series A Preferred Stock.

      Section 14.    No Preemptive Rights.
                     --------------------

      The holders of shares of the Preferred Stock shall have no preemptive rights, including preemptive rights with respect to any shares of capital stock or other securities of the Corporation convertible into or carrying rights or options to purchase any such shares.

      IN WITNESS WHEREOF, Fortune Natural Resources Corporation has caused this Certificate to be made under the seal of the Corporation, this 15th day of March, 2002.


                              FORTUNE NATURAL RESOURCES CORPORATION


                              By:   /s/ Ronald P. Nowak
                                  ---------------------------------
                                  Ronald P. Nowak
                                  President


[SEAL]

ATTEST:



  /s/ Dean W. Drulias
--------------------------
Dean W. Drulias
Secretary